SCHEDULE 14A

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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F.N.B. CORPORATION

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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March 28, 2005

Dear Shareholder:

It is a pleasure to invite you to attend our Annual Meeting of Shareholders of F.N.B. Corporation. The meeting will be held at 4:00 p.m., Eastern Daylight Time, on Wednesday, May 18, 2005, at the Howard Miller Student Center on the campus of Thiel College in Greenville, Pennsylvania.

At the meeting, you will be asked to consider and vote upon the election of directors.

Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to attend our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to insure that your shares are represented at our Annual Meeting. This will not prevent you from voting at the meeting, but will assure that your vote is counted if you are unable to attend.

Please indicate on the card whether you plan to attend our Annual Meeting. If you attend our Annual Meeting and wish to vote in person, you may withdraw your proxy and do so.

As always, our directors, management and staff thank you for your continued interest and support in F.N.B. Corporation.

Peter Mortensen
Chairman of the Board

Stephen J. Gurgovits
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ABOUT OUR ANNUAL MEETING
VOTING
STOCK OWNERSHIP
INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
OUR BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
RETIREMENT BENEFITS
NONQUALIFIED PLANS
DEFERRED COMPENSATION
EMPLOYMENT AGREEMENTS
REPORT OF COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
REPORT OF AUDIT COMMITTEE
AUDIT AND NON-AUDIT FEES
AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS
SHAREHOLDER COMMUNICATIONS
SHAREHOLDER PROPOSALS
OTHER MATTERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of F.N.B. Corporation (“Corporation”) will be held at 4:00 p.m., Eastern Daylight Time, on Wednesday, May 18, 2005, at the Howard Miller Student Center on the campus of Thiel College in Greenville, Pennsylvania. At our Annual Meeting, our shareholders will act on the following matters:

1.	Election of four directors of the Corporation; and

2.	Consideration of other matters that properly come before our Annual Meeting and any adjournment, postponement or continuation of our Annual Meeting.

All shareholders of record as of the close of business on March 9, 2005, are entitled to vote at our Annual Meeting.

Our 2004 Annual Report, which is not part of our proxy soliciting material, is enclosed.

It is important that your shares be represented and voted at our Annual Meeting. Please complete, sign, date and return the enclosed proxy card in the envelope provided whether or not you expect to attend our Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

David B. Mogle, Secretary

March 28, 2005

March 28, 2005

One F.N.B. Boulevard
Hermitage, PA 16148

PROXY STATEMENT

This proxy statement contains information relating to the Annual Meeting of Shareholders of F.N.B. Corporation to be held on Wednesday, May 18, 2005, beginning at 4:00 p.m., Eastern Daylight Time, at the Howard Miller Student Center on the campus of Thiel College in Greenville, Pennsylvania, and at any adjournment, postponement or continuation of the meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about March 28, 2005. Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our,” “Company,” or the “Corporation” mean F.N.B. Corporation and its subsidiaries, First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, F.N.B. Investment Advisors, Inc., First National Insurance Agency, Inc., and Regency Finance Company.

ABOUT OUR ANNUAL MEETING

What is the purpose of our Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of three Class I directors and the election of one Class II director. In addition, our management will report on our performance during 2004 and respond to appropriate questions from shareholders.

VOTING

Who is entitled to vote at our meeting?

Holders of common stock of record at the close of business on the record date, March 9, 2005, are entitled to receive notice of and to vote at our Annual Meeting and any adjournment, postponement or continuation of our Annual Meeting.

What are the voting rights of our shareholders?

As of the record date, 56,251,317 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our Annual Meeting.

Who can attend our Annual Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our meeting.

If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our Annual Meeting.

What constitutes a quorum?

The presence at our Annual Meeting, in person or by proxy, of the holders of a majority of our outstanding shares of common stock on the record date will constitute a quorum, permitting the conduct of business at our Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at our Annual Meeting.

How do I vote?

If you or your duly authorized attorney-in-fact complete, properly sign and return the accompanying proxy card to us, it will be voted as you direct. If you are a registered shareholder and attend our Annual Meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at our Annual Meeting will need to obtain a signed proxy from the institution that holds their shares.

May I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our Annual Meeting in person and request that your proxy be revoked, although attendance at our Annual Meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) Plan shares?

If you participate in our 401(k) Plan, you may vote the number of shares of common stock equivalent to the interests in common stock credited to your account as of the record date. You may vote by instructing First National Trust Company, the trustee of the plan, pursuant to the proxy card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions provided that they are received by May 13, 2005.

If you do not send instructions, the share equivalents credited to your plan account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.

You may also revoke previously given voting instructions by May 13, 2005, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are our Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote for election of the nominated Class I and Class II directors identified in the “Election of Directors” discussion in this proxy statement.

What vote is required to approve each matter?

Election of Class I and Class II Directors. The three persons receiving the highest number of “FOR” votes cast by the holders of our common stock for election as Class I directors, and the person receiving the highest number of “FOR” votes cast by holders of common stock for election as Class II director, will be elected. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. We do not permit cumulative voting in the election of directors.

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board, i.e., for the election of our nominees for Class I and Class II directors.

Who will pay the costs of soliciting proxies on behalf of our Board of Directors?

We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

STOCK OWNERSHIP

Who are the largest owners of our stock?

The following table sets forth certain information concerning persons or entities known by us to be the beneficial owner of 5% or more of the outstanding common stock of the Corporation as of December 31, 2004:

	Shares Beneficially	Percent of Outstanding Common Stock
Name and Address	Owned	Beneficially Owned
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	4,968,512	9.95%

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

How much stock do our directors and executive officers own?

The following table shows the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table of this proxy statement and all of our executive officers and directors as a group as of March 9, 2005, and sets forth information concerning the age and principal occupation of the Company’s directors and its five most highly compensated executive officers during 2004:

Directors and Executive Officers

			Expiration	Amount and
			of Term	Nature of
			of	Beneficial
Name and			Office as	Ownership of
Principal Occupation		Director	Director	Common Stock		Percent
(during past 5 years)	Age	Since	(a)	(b)(c)		(d)
Peter Mortensen Chairman of the Corporation since 1988; CEO of the Corporation 1988-2000; Chairman of the Corporation’s subsidiary, First National Bank of Pennsylvania (“FNBPA”) 1988-2004; and Chairman of Corporation’s Executive Committee since 1996	69	1974	2005	447,352
Stephen J. Gurgovits* President and CEO of the Corporation since January 2004; Vice Chairman of the Corporation 1998-2003; Chairman of FNBPA since 2004; President and CEO of FNBPA 1988-2004; and Director of Sun Bancorp and its subsidiary, Sun Bank, Lewisburg, Pennsylvania, 1997-2004	61	1981	2007	446,477	(e,f)
William B. Campbell Retired Businessman	66	1975	2007	76,851	(g)
Henry M. Ekker Attorney at Law Partner of Ekker, Kuster, McConnell & Epstein, LLP (law firm)	66	1994	2005	25,259
Robert B. Goldstein Chairman of the Board, Bay View Capital Corporation since 2001 (financial services); Director of Sunrise Services Company since 2003 (trust services company); Director of Luminent Mortgage Capital Corp. since 2003 (financial services); and President of Hudson United Bank (Jefferson Division) from 1998-2001 (financial services)	64	2003	2006	29,200
David J. Malone President and CFO of Gateway Financial, Pittsburgh, Pennsylvania (financial services); and Director of NSD Bancorp, Inc. 2001-2005 (bank holding company)	50	2005	2005	21,001	(h)

			Expiration	Amount and
			of Term	Nature of
			of	Beneficial
Name and			Office as	Ownership of
Principal Occupation		Director	Director	Common Stock	Percent
(during past 5 years)	Age	Since	(a)	(b)(c)	(d)
Harry F. Radcliffe Investment Manager; Director of Hawthorne Financial Corporation, 1998-2004 (bank holding company); Director of Promistar Financial Corporation (bank holding company) 1997-2002; Director of Essex Bancorp, 1995-2004 (bank holding company); and Director of MCSI, Inc., 1995-2003 (wholesale supplier)	54	2002	2007	110,675 (i)
John W. Rose Director of Bayview Capital Corp since 2002 (bank holding company); Director of Sun Bancorp 2003-2004 (bank holding company); Director of Jacksonville Bancorp since 1999 (bank holding company); Director of All American Investment Group LLC since 1999 (financial services); Manager of Central Credit LLC since 1998 (financial services); and Director of Lifeline Shelters, Inc. since 1991 (non-profit)	55	2003	2007	91,585 (j)
William J. Strimbu President, Nick Strimbu, Inc. (common carrier)	44	1995	2006	58,440
Earl K. Wahl, Jr. Owner, J.E.D. Corporation (environmental consulting); and Director of Promistar Financial Corporation 1998-2002 (bank holding company)	64	2002	2005	35,932
Archie O. Wallace Attorney at Law Partner of Rowley, Wallace, Keck & Karson (law firm); and Director of Pymatuning Independent Telephone Company (telecommunications company)	70	1992	2006	49,325
Gary J. Roberts** President and CEO of FNBPA since 2004; Sr. Executive VP and COO of FNBPA 2003-2004; Sr. Executive VP of FNBPA 2002-2003; and President and CEO of Metropolitan National Bank 1997-2002	55	N/A	N/A	106,738 (e)
Brian F. Lilly* CFO of the Corporation since January 2004; Chief Administrative Officer of FNBPA since 2003; CFO of Billingzone, LLC from 2000-2003; CFO of various businesses of PNC Financial Services Group, Inc., from 1991-2000	47	N/A	N/A	12,630 (e)
Gale E. Wurster* VP of the Corporation since 2004; Executive VP of FNBPA 1999-2004; and Senior VP of FNBPA 1992-1999	64	N/A	N/A	12,497 (e)

			Expiration	Amount and
			of Term	Nature of
			of	Beneficial
Name and			Office as	Ownership of
Principal Occupation		Director	Director	Common Stock	Percent
(during past 5 years)	Age	Since	(a)	(b)(c)	(d)
Tito L. Lima* Controller of the Corporation since January 2004; CFO of FNBPA since 2002; and CFO for the Consumer Lending Business of PNC Bank from 1996-2002	40	N/A	N/A	6,659 (e)
All Directors and Executive Officers as a Group (18 persons, including the Corporation’s current executive officers identified under the caption “Executive Officers of the Registrant” of the Corporation’s December 31, 2004, SEC Form 10K)	N/A	N/A	N/A	1,506,403	3.0

*Denotes person who served as an executive officer of the Corporation during 2004.

**On March 16, 2005, the Company Board deemed Mr. Roberts an “officer” for purposes of Section 16 of the Securities Act of 1934 in view of his policy making responsibilities with the Company’s principal subsidiary, FNBPA.

a)	The term of office for directors expires at the annual meeting to be held during the year shown.

b)	Includes the following shares which the director or officer has the right to acquire within sixty days upon exercise of stock options: Mr. Mortensen, 365,111 shares; Mr. Gurgovits, 352,142 shares; Mr. Malone, 3,705 shares; Mr. Radcliffe, 2,937 shares; Mr. Strimbu, 2,138 shares; Mr. Wallace, 8,743 shares; Mr. Roberts, 84,770 shares; and Mr. Lima, 2,367 shares.

c)	Except as otherwise indicated, each director possesses sole voting power and sole investment power as to all shares listed opposite his name or shares these powers with his spouse or a wholly owned company. This does not include the 444 shares held of record by Mr. Mortensen’s spouse, of which Mr. Mortensen disclaims beneficial ownership.

d)	Unless otherwise indicated, represents less than 1%.

e)	Does not include shares awarded as an employer matching contribution as part of the Corporation’s 401(k) Plan.

f)	Includes 444 shares owned by Mr. Gurgovits’ wife and 8,506 shares owned by Mr. Gurgovits’ wife as a participant in her personal profit sharing account.

g)	Includes 2,072 shares owned by Mr. Campbell’s wife.

h)	Includes 2,700 shares owned by Mr. Malone’s children.

i)	Includes 2,976 shares owned by Mr. Radcliffe’s wife.

j)	Includes 510 shares owned by Mr. Rose’s wife.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with the Securities and Exchange Commission (the “SEC”). Based upon written representations received by us from our officers and directors (we do not have any shareholders who own 10% or more of any class of our equity securities), that no other reports were required, and our review of the statements of ownership changes filed by our officers and directors with the SEC during 2004, we believe that all such filings required during 2004 were made on a timely basis with the exception of the restricted stock awards granted to the Company directors and executive officers on January 14, 2004, which due to an administrative error on the part of the Company in communicating the restricted stock grants, filed a report on January 21, 2004, relating to these restricted stock grants. For information regarding the subject director and executive officer restricted stock grants see the description below under Compensation of Directors and the table entitled “Long-Term Incentive Plan Awards in Last Fiscal Year” in this proxy statement.

ELECTION OF DIRECTORS

The Bylaws of the Corporation provide that the Board of Directors shall consist of not fewer than five nor more than 25 persons, the exact number to be determined from time to time by the Board. Directors are elected by a plurality of the votes cast at the meeting. Abstentions and shares held in “street name” that are not cast at the meeting are not counted.

The Bylaws of the Corporation also provide for classification of the directors with respect to the time for which they shall severally hold office. The Board is divided into three classes with the term of office of the directors of each class to expire at the third annual meeting after their election. At each succeeding annual meeting of shareholders, successors to the directors of the class whose term expires are elected. Each director shall hold office for the term for which he/she is elected and thereafter until his/her successor is duly elected and qualified or until his/her earlier death, retirement, resignation or removal.

The following Class I directors, whose terms expire at the Annual Meeting, have been nominated by the Board of Directors for re-election at the Annual Meeting, to continue to serve as Class I directors until the 2008 Annual Meeting and until their successors are elected and qualified: Peter Mortensen; Henry M. Ekker; and Earl K. Wahl, Jr. Biographical information concerning the Class I director nominees is contained within the table captioned “Directors and Executive Officers” contained in this proxy statement.

In addition, in accordance with the terms of the Agreement and Plan of Merger entered into between our Company and NSD Bancorp, Inc. (“NSD”), on October 14, 2004, our Board appointed former NSD Director, David J. Malone, to the Company’s Board effective February 18, 2005. Mr. Malone, if elected at the Annual Meeting, will serve as a Class II director until the terms of the Class II directors expire at the 2006 Annual Meeting.

All of the nominees have expressed their willingness to serve if elected. In the event one or more of the director nominees is unable or unwilling to serve as a director for any reason (the Corporation knows of no such reason), the persons named in the enclosed proxy will vote for the other nominees named and such substituted nominees as may be nominated by the Board of Directors.

CORPORATE GOVERNANCE

The New York Stock Exchange (“NYSE”) listing requirements and rules govern the corporate governance practices of NYSE listed companies. The Company’s Corporate Governance Guidelines is posted on our website at www.fnbcorporation.com.

OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors determined that the following directors, who constitute a majority of our Board of Directors, are independent in accordance with the director independence requirements of the SEC and the NYSE and the independence standards specified in the Company’s Corporate Governance Guidelines: Messrs. Campbell, Ekker, Goldstein, Malone, Mortensen, Radcliffe, Rose, Strimbu, Wahl and Wallace. Mr. Gurgovits was not determined to be independent since he is the Company’s Chief Executive Officer.

In determining whether a director is independent under applicable independence requirements, our Board of Directors considered any transactions and relationships between each director and any member of his immediate family or affiliate(s) and the Company and its subsidiaries and affiliates. Our Board of Directors also examined any transactions and relationships between directors and their affiliates and members of our senior management and any member of their immediate family or affiliates. Since banking is a significant portion of our business, our Board of Directors determined that a director’s independence is not affected where there is a loan relationship between First National Bank of Pennsylvania and the director that conforms with applicable bank policies and federal regulatory requirements and is performing in accordance with its contractual terms and that has not been adversely classified or specially mentioned by the federal bank examiners.

Our Board of Directors met 12 times in 2004. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they served. All of our directors in 2004 attended our 2004 Annual Meeting. It is the policy of our Board of Directors that all of the directors attend our annual meetings of shareholders. Our Board of Directors has an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Investor Relations Committee.

Executive Sessions of the Board of Directors

It is the Company’s policy that our Board of Directors hold executive sessions not less than once a year in which only our independent directors participate. The meeting is for the purpose of reviewing the performance of the Chief Executive Officer and senior management, Board performance and the Company’s corporate governance practices, as well as the Board self-assessment results. The presiding director of each meeting is selected by a majority vote of the independent directors in attendance at the immediate preceding executive session meeting. No director may serve as presiding director of an executive session meeting during any consecutive two year period. The Board conducted one executive session in 2004. Shareholders or other interested parties may communicate with the presiding director or other independent directors in the manner described under the caption entitled “Shareholder Communications” of this proxy statement.

Executive Committee

Our Executive Committee met 12 times in 2004. Messrs. Mortensen, Campbell, Goldstein, Gurgovits and Rose are the members of our Executive Committee. The purpose of our Executive Committee is to provide an efficient means of considering such matters and taking such actions as may require the attention of our Board of Directors or the exercise of our Board of Directors’ powers or authorities, consistent with Florida law and Company bylaws, in the intervals between regular meetings of our Board of Directors.

Audit Committee

Our Audit Committee consists of Messrs. Radcliffe, Goldstein and Strimbu. Our Audit Committee selects our independent auditors and reviews our financial reporting process, audit reports and management recommendations made by our independent public accountants. The Audit Committee met 11 times during fiscal year 2004 to discuss routine matters and to review quarterly and annual SEC filings. In addition, the Chairman of the Audit Committee met quarterly with management and internal and external auditors to review earnings press releases and held several additional meetings with management to review various audit matters as needed. A copy of our Audit Committee Charter is posted on our website at www.fnbcorporation.com. Our Board has reviewed the requirements of the NYSE and the SEC regarding the independence and financial acumen of the members of our Audit Committee and has determined that the Audit Committee is in compliance with such requirements. In addition, our Board has determined that the Chairman of our Audit Committee, Mr. Radcliffe, by virtue of his extensive career in business and experience in the areas of banking, finance, investments and business generally, qualifies as an “audit committee financial expert” within the meaning of applicable requirements of the SEC and the NYSE.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Campbell, Ekker, Rose, and Wahl. All of the Committee members satisfy applicable SEC and NYSE independence standards and the independence criteria specified in our Corporate Governance Guidelines. This Committee met 5 times in 2004. A copy of the Charter for our Nominating and Corporate Governance Committee is posted on our website at www.fnbcorporation.com. This Committee assists in developing standards concerning the qualifications and composition of the Corporation and affiliate Boards; recommends director candidates to stand for election to the Company Board and director appointments to the Company’s affiliate Boards; and promotes the best interest of the Company and its shareholders through the implementation of prudent and sound corporate governance principles and practices. The Committee coordinates the Board’s self assessment process and assists in the development of Board education and training initiatives. In making its recommendations, our Nominating and Corporate Governance Committee conducts a review and assessment of the nominee’s judgment, experience, temperament, independence and compatibility with the Company’s culture, understanding of the Company’s finances, business and operations, attendance at meetings and such other factors as the Nominating and Corporate Governance Committee considers relevant. In general, our Nominating and Corporate Governance Committee seeks to balance the needs for professional knowledge, business expertise, varied industry knowledge, financial acumen and CEO-level management experience.

In performing its nominating function, this Committee will consider written nominations for directors from shareholders to the extent such nominations are made in accordance with our Bylaws (see discussion under the caption titled “Shareholder Proposals” of this proxy statement). Recommendations to the Nominating and Corporate Governance Committee with respect to the 2006 Annual Meeting of Shareholders must be submitted in writing to the Corporate Secretary by the deadline specified in the Corporation’s Bylaws to the address indicated in the discussion under the caption titled “Shareholder Proposals” of this proxy statement. Such recommendations shall include the name, age, citizenship, business and residence addresses, qualifications, including principal occupation or employment, and directorships and other positions held by the proposed nominee in business, charitable and community organizations. Information must also be provided concerning: (i) any commercial, industrial, banking, consulting, legal, accounting, charitable, familial, or other relationships involving the proposed nominee and us that may be relevant in determining whether the proposed nominee is independent of us under the then applicable rules of the SEC and the NYSE and the independence criteria set forth in the Company’s Corporate Governance Guidelines; and (ii) the educational, professional and employment-related background and experience of the proposed nominee, together with any other facts and circumstances that may be relevant in determining whether the proposed nominee is an “audit committee financial expert” under then applicable rules of the SEC and the NYSE.

In performing its corporate governance function, the Committee performs the following responsibilities: (i) reviews the qualifications and independence of members of the Board and its various Committees on a regular periodic basis (at least annually); (ii) recommends to the Board the Company’s corporate governance principles and practices to be included in the Company’s Corporate Governance Guidelines; (iii) recommends independence standards to be used by the Board in making determinations regarding the independence of the Company’s directors; (iv) monitors compliance with the Company’s Corporate Governance Guidelines; and (v) assists the Board in its annual review of the Board’s performance.

Compensation Committee

Our Compensation Committee consists of Messrs. Goldstein, Rose and Strimbu. Our Compensation Committee, which met 5 times in 2004, reviews the performance of our officers and recommends to our Board of Directors the compensation to be paid to these individuals; reviews and approves goals and objectives relevant to the compensation of our Chief Executive Officer; and reviews compensation and benefit matters that have corporate-wide significance. The Compensation Committee also administers the various stock option plans, the Restricted Stock and Incentive Bonus Plan and the Directors’ Compensation Plan and awards made under these Plans. The Compensation Committee also recommends for approval to the Board of Directors the fees for our

Board and Board Committees. Each of the Compensation Committee members is “independent” in accordance with applicable NYSE standards and the independence criteria set forth in the Company’s Corporate Governance Guidelines. A copy of the Compensation Committee Charter is posted on our website at www.fnbcorporation.com.

Investor Relations Committee

The members of the Investor Relations Committee are Messrs. Campbell, Goldstein, Radcliffe, Rose and Wallace. The role of the Investor Relations Committee is to assist the Board in maintaining the integrity and credibility of the Corporation’s investor relations practices and developing strategies to generate awareness in the capital markets and among certain key audiences, such as institutional and individual investors and the media and business community, about the investment opportunity presented by the Company. Additionally, the Investor Relations Committee is responsible for reviewing and enhancing the communication and interaction between the Corporation and its shareholders. The Investor Relations Committee also reviews responses to shareholder grievances and complaints with the NYSE.

COMPENSATION OF DIRECTORS

Our non-employee directors were paid an annual retainer of $20,000. Additionally, each non-employee director was paid $2,200 and $1,000, respectively, for each monthly Board of Directors meeting and Committee meeting attended in 2004. In addition, the Chairman of our Board of Directors and the Chairman of each of our Board Committees were paid annual stipends of $10,000 and $5,000, respectively. Each director was awarded 1,000 shares of restricted stock under the Corporation’s 2001 Incentive Plan.

Each director may elect to receive shares of common stock in lieu of cash as his or her compensation for attendance at regular and committee meetings of the Board of Directors pursuant to the F.N.B. Corporation Directors’ Compensation Plan. The number of shares of common stock to be issued shall equal the number of shares of common stock having a market value equal to the amount of cash otherwise payable to such director for attendance at such meetings. Prior to December 30, 2004, directors were permitted to elect to defer receipt of all of his annual fees payable under the Directors’ Compensation Plan for the period beginning on January 1st of the following year and continuing until the Company received written notice from the director terminating such deferral. On December 30, 2004, the Compensation Committee and the Executive Committee voted to suspend the provisions in the Directors’ Compensation Plan which permitted directors to elect to defer future Board compensation.

EXECUTIVE COMPENSATION

The following table shows the compensation we paid during each of the three fiscal years ended December 31, 2004, for services rendered in all capacities to our Chief Executive Officer and our four other most highly compensated executive officers whose compensation exceeded $100,000 in the fiscal year ended December 31, 2004 (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE
						Long Term Compensation
	Annual Compensation					Awards[4]		Payouts
					Other	Restricted	Securities
Name and					Annual	Stock	Underlying	LTIP	All Other
Principal		Salary	Bonus[1]		Compensation[3]	Award	Options	Payouts	Compensation
Position	Year	($)	($)		($)	($)	(#)	($)	($)

Stephen J. Gurgovits	2004	460,008	262,205			273,540	0	None	41,852	[5]
President & CEO of	2003	390,000	0			None	53,227	None	72,517
Corporation	2002	375,000	220,439			None	53,419	None	41,614

Gary J. Roberts	2004	247,294	93,972			87,300	0	None	9,540	[5]
President & CEO	2003	205,008	0			None	20,875	None	70,576
of FNBPA	2002	190,008	84,024	[2]		None	12,846	None	21,744

Brian F. Lilly	2004	225,000	85,500			72,750	0	None	4,538	[5]
Chief Financial	2003	53,798	0			None	0	None	0
Officer of Corporation

Gale E. Wurster	2004	194,280	73,826			41,710	0	None	8,562	[5]
Senior Vice President	2003	185,016	0			None	11,773	None	8,394
of Corporation	2002	165,000	70,443			None	8,924	None	18,482

Tito L. Lima	2004	161,232	45,951			20,370	0	None	5,587	[5]
Controller	2003	155,016	25,000			None	5,919	None	1,744
of Corporation	2002	116,221	47,195	[2]		None	0	None	2,180

[1]Amount earned by the officer as a cash incentive bonus under the Corporation’s Incentive Cash and Bonus Award Program.

[2]Includes the following amount earned by Messrs. Roberts and Lima, respectively, for 2002 as a cash bonus: $567 and $16,247.

[3]The aggregate amount of payments made to each Named Executive Officer for perquisites or other personal benefits did not exceed 10% of salary and bonus for 2004.

[4]Aggregate restricted stock holdings in terms of number of shares and dollar value as of December 31, 2004, for Messrs. Gurgovits, Roberts, Lilly, Wurster and Lima, respectively: 27,354 shares, $556,943; 9,396 shares, $191,316; 7,830 shares, $159,430; 4,489 shares, $91,406; and 2,192 shares, $44,640.

[5]Includes the following amounts paid or accrued by the Corporation for 2004 under the following programs to Messrs. Gurgovits, Roberts, Lilly, Wurster and Lima, respectively: Split Dollar Insurance (imputed income), $3,283, $0, $0, $2,347 and $0; Supplemental Disability, $5,102, $0, $0, $0 and $0; 401(k) Plan (employer matching contributions), $4,025, $6,000, $3,938, $5,828 and $5,587; and ERISA Excess Lost Match Plan (employer matching contributions relating to the 401(k) Plan), $7,715, $1,273, $2,544, $0 and $0.

Long-Term Incentive Awards

The following table sets forth certain information concerning awards made under the Company’s Long-Term Incentive Plan to the Named Executive Officers during 2004:

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
			Estimated Future Payouts
Individual Awards			Under Non-Stock Price Based Plans
		Performance
		Or Other Vesting
		Period Until
	Number of	Maturation or	Minimum	Target	Maximum
Name	Restricted Stock	Payout[1]	(#)	(#)	(#)
Mr. Gurgovits	13,100	4 years	3,275	13,100	13,100
Mr. Roberts	4,500	4 years	1,125	4,500	4,500
Mr. Lilly	3,750	4 years	937	3,750	3,750
Mr. Wurster	2,150	4 years	537	2,150	2,150
Mr. Lima	1,050	4 years	262	1,050	1,050

[1]The restricted stock award amounts shown in this table represent the number of such restricted shares awarded pursuant to the F.N.B Corporation 2001 Incentive Plan. The restricted stock amounts for each Named Executive Officer shown in this table vest upon both the achievement of certain corporate financial performance goals and the executive’s continued employment with the Company or one of its affiliates until the fourth anniversary of the award date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options at
			Options at 12/31/04		12/31/04($)[1]
	Shares	Value
	Acquired	Realized
Name	on Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Gurgovits	20,466	316,791	336,938	122,713	3,301,345	1,007,843
Mr. Roberts	0	0	69,505	37,241	625,733	295,900
Mr. Lilly	0	0	0	0	0	0
Mr. Wurster	0	0	10,669	22,521	78,041	161,447
Mr. Lima	0	0	1,183	4,736	7,821	31,316

[1]Represents the difference between the aggregate market value at December 31, 2004, of the shares subject to the options and the aggregate option price of those shares.

RETIREMENT BENEFITS

The following table illustrates the maximum annual benefits payable in 2005 upon normal retirement age of 62 under the life annuity option of the Corporation’s Basic Retirement Plan (“BRP”), ERISA Excess Retirement Plan and any applicable qualified retirement plan in which Messrs. Gurgovits, Roberts, Lilly, Wurster and Lima participate. The estimated annual pension payments shown in the chart below are reasonable representations of the total benefits under the BRP, ERISA Excess Retirement Plan and F.N.B. Corporation Retirement Income Plan (“RIP”). Messrs. Gurgovits, Roberts, Lilly, Wurster and Lima are, respectively, credited with the following completed years of service for annual pension payments described in the chart below: 43, 7, 1, 12 and 2. The following assumptions were made in connection with the data contained in the table: (i) a 2005 retirement age of 62; (ii) life annuity; (iii) excludes compensation and benefit limits; and (iv) excludes “lost 401(k) match.”

ESTIMATED ANNUAL PENSION PAYMENTS

Average Annual Earnings
for Five Years Preceding	Service at Retirement
Retirement	10	15	20	25	30 or more
100,000	10,701	18,201	25,701	29,451	33,201
150,000	25,701	36,951	48,201	53,826	59,451
200,000	40,701	55,701	70,701	78,201	85,701
250,000	55,701	74,451	93,201	102,576	111,951
300,000	85,701	115,701	145,701	156,951	168,201
350,000	103,201	138,201	173,201	186,326	199,451
400,000	120,701	160,701	200,701	215,701	230,701
450,000	138,201	183,201	228,201	245,076	261,951
500,000	155,701	205,701	255,701	274,451	293,201
550,000	173,201	228,201	283,201	303,826	324,451
600,000	220,701	295,701	370,701	400,701	400,701
650,000	240,701	321,951	403,201	435,701	435,701
700,000	260,701	348,201	435,701	470,701	470,701

The retirement benefit for each employee covered by our RIP is a monthly benefit in the form of a Five Year Certain and Life Annuity, equal to 1.2% of Final Average Earnings plus .5% of Final Average Earnings in excess of the employee’s Covered Compensation (as defined in Section 401(1)(5)(E) of the Internal Revenue Code (the “Code”)) times Years of Service, not to exceed 25 years. The Final Average Earnings figure is calculated using the highest 60 consecutive months of earnings of the last 120 months of service as an employee. The benefits listed above are not subject to deduction for Social Security.

Compensation included in the computation of benefits is base salary and bonus as indicated under the caption titled “Summary Compensation Table” of this proxy statement.

NONQUALIFIED PLANS

We maintain three supplemental nonqualified retirement plans. The ERISA Excess Lost Match Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the F.N.B. Corporation Progress Savings Plan if no limits were applied. The ERISA Excess Retirement Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the F.N.B. Corporation Retirement Income Plan if no limits were applied.

We maintain a separate supplemental retirement benefit plan, the BRP, applicable to certain of our officers who are designated by the Board of Directors. Officers participating in this plan receive a benefit based on a target benefit percentage based on years of service at retirement and designated tier as determined by the Board of Directors. When a participant retires, the basic benefit under the BRP is a monthly benefit equal to the target benefit percentage times the participant’s highest average monthly cash compensation during 5 consecutive calendar years within the last 10 calendar years of employment. This monthly benefit is reduced by the monthly benefit the participant receives from Social Security, the Retirement Income Plan and ERISA Excess Retirement Plan.

The BRP contains provisions for reducing the basic benefit if the participant retires prior to normal retirement (age 62) but on or after early retirement date (age 55 with 5 years of service). The participant’s rights to benefits under the BRP vest at 100% upon the attainment of age 55 and 5 years of service or upon normal retirement, “change in control” (as defined in the BRP), death or disability. Benefits are forfeited in the event a participant’s employment is terminated for cause or a participant terminates employment prior to early retirement.

DEFERRED COMPENSATION

In addition to the BRP (more fully described above), the Board of Directors of the Corporation and FNBPA established a Deferred Compensation Plan (the “Compensation Plan”) for Messrs. Mortensen and Gurgovits on January 1, 1986. The Compensation Plan provides for payments of annual deferred benefits for a period of ten years commencing upon the occurrence of: (a) retirement from the Corporation or FNBPA upon reaching the age of 62; (b) complete and total disability; or (c) the death of the participant in the event such death occurs prior to retirement. Mr. Mortensen began to receive his annual deferred compensation payments under the Compensation Plan following his retirement on December 31, 2001. Mr. Mortensen received approximately $103,000 of deferred payments under the Compensation Plan in 2004. Once eligible for deferred compensation under the Compensation Plan, Mr. Gurgovits will receive annual payments of $25,000.

EMPLOYMENT AGREEMENTS

Mr. Gurgovits is employed under an employment agreement with the Company. Messrs. Roberts, Lilly, Wurster, and Lima are similarly employed under employment agreements, with the Company’s subsidiary, FNBPA (all such employment agreements referred to hereinafter as the, “Employment Agreements”). The Board has determined that the continued retention of the services of the Named Executive Officers on a long-term basis is in the best interest of a Company in that it promotes the stability of senior management and enables the Company to retain the services of well-qualified officers possessing the necessary experience and skills in the financial services industry. The amounts received by the Named Executive Officers under the Employment Agreements are included in the Summary Compensation Table of this proxy statement.

Each Employment Agreement provides that the executive is entitled to a base salary and to participate in any plan relating to incentive compensation, stock options, restricted stock awards, stock purchase, pension, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Company has adopted, or may from time to time adopt, for the benefit of its executive officers and for its employees generally. Each Employment Agreement provides that the executive is also entitled to customary fringe benefits, such as vacation and sick leave, as are consistent with the normal practices and established policies of the Company.

Mr. Gurgovits’ employment agreement has a term of five years. The term of Mr. Robert’s employment agreement is three years. Mr. Lilly’s employment agreement has a term of two years. Mr. Wurster’s employment agreement has a term of four years. The term of Mr. Lima’s employment agreement is two years. Each Employment Agreement renews automatically each year for one additional year; provided, however, that the term of each Employment Agreement will not extend beyond the year in which the executive reaches the age of 65.

Each Employment Agreement imposes a covenant not to compete on the executive with the Company during the term of the Employment Agreement and during the two-year period immediately following the end of the executive’s employment. Likewise, each Employment Agreement imposes non-solicitation restrictions on the executives prohibiting each of these officers from soliciting customers or potential customers of the Company or its affiliates or employees of the Company or its affiliates for the benefit of any entity or person in competition with the Company or its affiliates.

Each Employment Agreement contains a confidentiality provision to protect the proprietary information of the Company and its affiliates.

Each Employment Agreement provides that in the event the executive is terminated without cause, he is entitled to receive his base salary then in effect through the end of the term of the Employment Agreement. Messrs. Gurgovits’ and Roberts’ employment agreements provide that in the event of a change in control of the Company, each executive may, at his option, elect to terminate his employment and receive a lump sum severance payment from the Company, in cash, equal to three times Mr. Gurgovits’ base salary and two times Mr. Roberts’ base salary. Mr. Lilly’s employment agreement provides that in the event Mr. Lilly should resign following a change in control and such resignation is for good reason, which includes diminution of his executive responsibilities, reduction in his base salary and compensation opportunities, reduction of his benefits or a relocation of his workplace location, then the Company shall pay to him a cash severance payment equal to two times his base salary.

Each Employment Agreement provides that the executive’s employment shall be terminated upon the death or permanent disability of the executive. Each Employment Agreement provides that the executive may be terminated for proper cause including perpetration of defalcations by the executive’s failure to abide by Company or affiliate policies or directives or material breach of the employment agreement by the executive.

REPORT OF COMPENSATION COMMITTEE

To Our Shareholders:

The following is the Report of the Compensation Committee on our executive compensation policies with respect to compensation reported for fiscal year 2004 and our plans for 2005. In accordance with the rules of the SEC, this report shall not be incorporated by reference into any of the Corporation’s future filings made under the Exchange Act or under the Securities Act of 1933 (the “Securities Act”), and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

Responsibilities and Composition of the Compensation Committee

The Compensation Committee meets periodically during the course of the year and establishes compensation programs for executive officers and senior managers and directors of the Corporation and its affiliates that are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Corporation’s short- and long-term growth and profitability. The Compensation Committee conducts regular comprehensive reviews of the Corporation’s executive compensation program and establishes the annual compensation of the Corporation’s executive officers and directors. The Compensation Committee also takes action, or recommends that the Board take action, regarding the adoption, amendment or administration of executive compensation and benefit plans. The Compensation Committee is comprised entirely of independent directors in accordance with NYSE standards and the director independence criteria contained in the Company’s Corporate Governance Guidelines.

Compensation Philosophy and Objectives

The central objective of the compensation philosophy of the Corporation is to provide fair and reasonable compensation to all employees, including executive officers and senior managers, which compensation is determined by a performance-based framework that enhances shareholder value through the integration of the overall financial condition and results of the operation of the Corporation with individual contribution and business unit performance. Within this philosophy, the Compensation Committee’s specific objectives are to: (i) provide annual compensation that takes into account the Corporation’s performance relative to its financial goals and objectives, the performance of functions and business units under the executive’s management and performance against assigned individual goals; (ii) align the financial interests of the executive officers with those of shareholders by providing significant equity-based long-term incentives; and (iii) offer a total compensation program for each executive officer based on the level of responsibility of the executive’s position and necessary skills and experience relative to other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer group financial institutions.

A critical aspect of the Compensation Committee’s compensation philosophy is that some portion of each executive officer’s and senior manager’s total compensation be “at risk.” The “at risk” portion is a function of each executive officer’s and senior manager’s performance against Corporation, business unit and individual goals and objectives.

The following two components of executive officer and senior manager compensation are “at risk”: (i) an annual cash bonus principally based on short-term financial performance goals of the Company; and (ii) restricted stock grants principally based on longer-term financial performance goals of the Company. The total cash compensation opportunities for executive officers and senior managers are targeted at the median of industry practices among the Company’s peer group. In addition, the Company’s incentive cash and restricted stock award program provides for larger rewards when the Company’s performance exceeds its financial goals and objectives and the performance of its peer group.

Compensation Components and Process

The major components of the Company’s executive officer and senior manager compensation are: (i) base salary; (ii) annual cash incentive awards; and (iii) long-term restricted stock incentive awards.

In determining executive officer and senior manager compensation levels for all of these components, the Compensation Committee ties a significant portion of executive compensation to the success of the executive officer and senior manager in attaining certain performance measures associated with his or her job responsibilities and the Company accomplishing certain predetermined financial and other performance goals. In addition to these quantitative and qualitative factors, the Compensation Committee also exercises its judgment in making compensation determinations.

In making compensation decisions, the Compensation Committee relies upon the work performed by its independent compensation consultant, and the Company’s internal support staff. The independent compensation consultant reviewed market data to determine relevant compensation practices of the Company’s peer group, which consisted of national and regional financial institutions and bank holding companies that are determined to be indicative of the Company’s financial service competitors in terms of size and mix of business. The Compensation Committee determined that the Company’s peer group identified by the independent consultant is reasonable to measure the Company’s compensation practices given the Company’s continued and expected growth. This peer group differs from the indices presented later in the Total Return Performance graph contained in this proxy statement, which includes a broader representation of companies.

In general, the Compensation Committee continues to adjust the mix of base salary, annual incentive awards and long-term incentives. In making such determinations, the Compensation Committee considers various factors and criteria including: (i) relevant industry compensation practices; (ii) the complexity and level of responsibility attendant to the executive position and job function; (iii) the importance of the executive’s position to the Corporation compared to other executive positions; (iv) the competitiveness of the executive’s total compensation; (v) financial performance of the Corporation; and (vi) accomplishment of the Corporation’s and the business unit’s strategic goals.

Long-Term Incentive Awards

Restricted Stock awards under the 2001 Incentive Plan are generally granted to executive officers and senior managers on an annual basis and the vesting of such awards is contingent, in part, on the Company’s attainment of certain long-term financial performance goals and the officer’s continued employment with the Company. The restricted stock awards are aligned with the Company’s long-term financial performance and strategic goals.

In 2004, the amount of restricted stock awarded to our senior officers by the Compensation Committee was based, in part, on the complexity and scope of responsibilities attendant to each officer’s position with the Company. The Committee has determined that it is in the Company’s best interest to continue to rely more on granting restricted stock in order to best align the Company’s compensation practices to the corporate longer term financial performance goals and objectives. Restricted stock awards vest, based on achievement of corporate financial performance goals and the awardee’s continued employment with the Company.

In 2004, under the Corporation’s 2001 Incentive Plan, the Compensation Committee also granted restricted stock to certain non-executive officers and other employees who made particularly important performance related contributions to the Corporation or its affiliates. These restricted stock awards vest in equal investments over a five (5) year period.

Chief Executive Officer Compensation

The base salary paid to Stephen J. Gurgovits for his service as Chief Executive Officer of the Company during 2004 is described in the “Summary Compensation Table” set forth in this proxy statement. Mr. Gurgovits’ 2004 base salary, cash bonus and restricted stock grants were determined in accordance with the Company’s compensation program described above and was based on considerations of competitive industry practices.

In addition to the criteria described in this Report, the Compensation Committee, in determining Mr. Gurgovits’ total compensation for 2004, took into consideration the impact Mr. Gurgovits made relative to several major initiatives, which were completed or undertaken in 2004. Specifically, he was instrumental in overseeing the successful completion of the spin-off of our Florida operations, our subsequent listing on the New York Stock Exchange and the design, recruitment and development of a new senior management team. Additionally, under Mr. Gurgovits’ leadership in 2004, the Company completed several strategic acquisitions including, Slippery Rock Financial Corporation, the Morrell Butz and Junker insurance agency, and eight additional Regency Finance Company office locations in the Columbus, Ohio, Metropolitan Area. Finally, he also successfully managed the acquisition of NSD Bancorp, Inc., located in Pittsburgh, Pennsylvania, which was completed on February 18, 2005.

Tax Policy

Section 162(m) of the Code generally would disallow a federal income tax compensation deduction to the extent that the Corporation paid in a taxable year compensation in excess of $1 million to the Chief Executive Officer or to any of the other executive officers named in the “Summary Compensation Table” of this proxy statement.

However, performance-based compensation paid pursuant to shareholder-approved plans and meeting certain other procedural requirements is not subject to the deduction limitation imposed by Section 162(m). Awards made under the 2001 Incentive Plan can be made eligible for that performance-based exception. Although the Compensation Committee keeps in mind the desirability of controlling the Corporation’s non-deductible compensation expense, the Compensation Committee also believes that it is equally important to maintain the flexibility and competitive effectiveness of the Corporation’s executive compensation program. Therefore, the Compensation Committee may, from time to time, decide to make grants and awards which may not be deductible for federal income tax purposes due to the provisions of Section 162(m).

Conclusion

Based upon its review of the Corporation’s executive compensation program, the Compensation Committee believes that the program’s basic structure is appropriate, competitive and effectively serves the purposes for which it was established.

Respectfully submitted, Robert B. Goldstein, Chairman John W. Rose William J. Strimbu

STOCK PERFORMANCE GRAPH

Comparison of Total Return on Our Common Stock with Certain Averages

     The following five-year performance graph compares the cumulative total shareholder return (assuming reinvestment of dividends) on the Corporation’s Common Stock (◆) to the Nasdaq Bank Index (▲) and the Russell 2000 Index (•). This stock performance graph assumes $100 was invested on December 31, 1999, and the cumulative return is measured as of each subsequent fiscal year end.

F.N.B. Corporation Five-Year Stock Performance
Total Return, Including Stock and Cash Dividends

REPORT OF AUDIT COMMITTEE

To Our Shareholders:

The Audit Committee (“Committee”) oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee reviewed and discussed with Ernst & Young LLP, its independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.

The Committee has discussed with Ernst & Young LLP their independence from management and the Corporation, including the matters in the required written disclosures. The Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining their independence.

The Committee discussed with the Corporation’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Respectfully submitted, Harry F. Radcliffe. Audit Committee Chairman Robert B. Goldstein William J. Strimbu

AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as independent auditors of the Corporation for the fiscal years ended December 31, 2004 and 2003. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Fees paid to Ernst & Young LLP for professional services during 2003 and 2004 were as follows:

	Audit	Audit-Related	Tax	All Other
2004	$664,440	$121,538	$500,662	$5,905

2003	$646,519	$1,127,614	$1,987,527	$1,500

Audit Fees relate to the audit of the Corporation’s annual financial statements, review of the financial statements included in the Corporation’s Reports on Form 10-Q, services provided in connection with regulatory filings, and accounting consultations related to the audit. 2003 Audit Fees include $108,452 for accounting consultations incurred as a result of the January 2004 spin-off of the Florida operation.

Audit-Related Fees relate to merger and acquisition services and employee benefit plan audits. 2003 Audit-Related Fees include service auditor reports, audit and regulatory filing services provided in connection with the New York Stock Exchange listing application, and $823,709 for audit and regulatory filing services provided in connection with the January 2004 spin-off of the Florida operation.

Tax Fees relate to tax services, and include tax compliance, tax planning and tax advice services. 2003 Tax Fees include $1,101,397 incurred as a result of the January 2004 spin-off of the Florida operation.

All Other Fees relate principally to subscriptions for Ernst & Young’s web-based accounting and auditing research library.

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent auditors. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Pre-approval fee levels for all services to be provided by the independent auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels requires specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Audit-related services and tax services must also be pre-approved by the Audit Committee. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions;

accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit” services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements. Tax services to the Company include tax compliance, tax planning and tax advice services.

The Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other” services that it believes are routine and recurring services, and that such pre-approval would not impair the independence of the independent auditors.

TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

Certain of our directors and executive officers and their associates were customers of, and had transactions with, one or more of the Company’s subsidiaries in the ordinary course of business during 2004. Similar transactions may be expected to take place in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability, nor did they present other unfavorable features. In addition, the Company’s affiliate, First National Trust Company, acts as fiduciary under various employee benefit plans of and as investment manager to certain customers whose officers and directors are also directors of the Company and of its bank subsidiaries.

There is no family relationship as defined in the SEC rules or the NYSE rules between any of our executive officers or directors. Family relationships exist between certain of our executive officers or directors and the employees of our subsidiary bank, FNBPA; however, these family relationships do not contravene NYSE and SEC independence standards or the independence criteria set forth in the Company’s Corporate Governance Guidelines. These employees participate in compensation and incentive plans or arrangements on the same basis as other similarly situated employees.

In consideration of business consultation that Mr. Rose furnished to us during 2004, we permitted Mr. Rose use of certain excess office space and secretarial support. Based on an independent valuation, we determined that the value of our excess office space was approximately $3,675.

In the ordinary course of business, we may use the products and services of companies, partnerships or firms of which our directors are officers, directors or owners. Mr. Ekker is partner in a law firm that provided during 2004, and is expected to provide from time to time during 2005, certain legal services to our affiliates. Mr. Ekker’s law firm received less than $2,000 as payment for services provided to our Company and its affiliates in 2004. As discussed under the caption titled “Our Board of Directors and Its Committees” in this proxy statement, our Board determined that Mr. Ekker does not have a material relationship with the Company and therefore is considered independent under applicable NYSE independence criteria and our Company’s independence standards as set forth in our Corporate Governance Guidelines.

Upon his retirement as our Chief Executive Officer on December 31, 2000, Chairman Mortensen continued to provide services as an advisor to the Company pursuant to an agreement specifying that Mr. Mortensen was to be paid annual compensation in the amount of one-half his base salary in 2000 (approximately $280,000) and continued participation in the Company’s incentive bonus program during the period January 1, 2001, through December 31, 2007. Subsequently, on December 20, 2001, Mr. Mortensen agreed to a buy-out and termination of this agreement and entered into a new severance agreement whereby the Company paid $3,166,982 on January 24, 2002, to a trust of which Mr. Mortensen is the beneficiary and awarded him 156,800 options to purchase Company stock. Additionally, the new severance agreement provides certain deferred benefits to Mr. Mortensen until he reaches the age of 72, including medical coverage, payment of country club dues, corporate transportation and reimbursement of customary director expenses including use of office space and secretarial support. Mr. Mortensen’s severance agreement does not obligate him to provide continued services to the

Company or its affiliates. The severance agreement was approved by the Company’s Compensation Committee and ratified by the Board. Pursuant to the terms of the severance agreement, during 2004, the Company paid approximately $100,000 for life insurance premiums, $22,185 for country club dues and $9,986 for expenses related to use of the corporate airplane. As discussed under “Our Board of Directors and Its Committees” of this proxy statement, the Board determined that Mr. Mortensen does not have a material relationship with the Company and is independent under applicable NYSE standards and the independence standards set forth in the Company’s Corporate Governance Guidelines.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to our Board of Directors, and any individual director, by addressing such communications to the Board of Directors, or to any individual director, c/o Corporate Secretary, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. Mr. Mogle, or his designee, will promptly forward all such communications submitted and addressed in this manner to the members of the Board of Directors or any designated individual director or directors, as the case may be.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2006 Annual Meeting of Shareholders must deliver such proposal in writing to Corporate Secretary, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, not later than November 25, 2005.

Pursuant to the Corporation’s Bylaws, if a shareholder wishes to present at our 2006 Annual Meeting of Shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our Bylaws, which are summarized below. Written notice of any such proposal containing the information required under our Bylaws, as described herein, must be delivered to the attention of the Company’s Corporate Secretary at our principal executive offices at F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. The Notice shall be delivered to the Company’s Corporate Secretary not less than 14 days prior to the meeting of the shareholders called for the election of directors; except that if less than 21 days notice of the meeting is given to shareholders, the Notice shall be delivered to the Company’s Corporate Secretary not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Company’s Corporate Secretary, the Notice may be mailed to the Company’s Corporate Secretary by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Company’s Corporate Secretary.

A written shareholder proposal or shareholder nomination for a nomination of director must set forth:

(1) the name and address of the nominating shareholder;

(2) a representation that the shareholder is a holder of record of the Company’s voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

(3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act had proxies been solicited with respect to such nominee by the Board of Directors;

(4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

(5) the written consent of each nominee to serve as a director of the Company if so elected; and

(6) such other information as may be required by any applicable law or regulation.

Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our Bylaw provisions as summarized herein will be eligible for consideration by the Nominating Committee to be nominated for election as a member of our Board of Directors at our 2006 Annual Meeting of Shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2006 Annual Meeting of Shareholders. See discussion under caption titled “Nominating and Corporate Governance Committee” of this proxy statement.

OTHER MATTERS

Our Board of Directors does not know of any matters to be presented for consideration at our Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

“Householding” of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, c/o Investor Relations or by calling our Transfer Agent representative at 1-800-368-5948.

BY ORDER OF THE BOARD OF DIRECTORS,

David B. Mogle, Secretary

March 28, 2005

F.N.B. CORPORATION
One F.N.B. Boulevard • Hermitage, Pennsylvania 16148
(724) 981-6000
Website: www.fnbcorporation.com

REVOCABLE PROXY
F.N.B. Corporation

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

2005 ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2005
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

     The undersigned hereby appoints Tito L. Lima, Louise Lowrey and James G. Orie, each with full power to act without the others, as Proxies of the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of Common Stock of F.N.B. Corporation held of record by the undersigned on March 9, 2005 at the Annual Meeting of Shareholders to be held on May 18, 2005 or any adjournment, postponement or continuation thereof.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

		For	With- hold	For All Except
1.	The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

CLASS I FOR THE TERM OF THREE YEARS:
Henry M. Ekker, Peter Mortensen, Earl K. Wahl, Jr.

CLASS II FOR THE TERM OF ONE YEAR:
David J. Malone

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Your shares will be voted for the election of each nominee whose name is not written in the space above.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. —————————————▶	☐

     In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

     The Board of Directors recommends a vote FOR the Election of Directors.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

     Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

é          Detach above card, sign, date and mail in postage paid envelope provided.           é

F.N.B. Corporation

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Dear Shareholder:

F.N.B. Corporation offers a Dividend Reinvestment and Direct Stock Purchase Plan for its shareholders.

This Plan provides features such as safekeeping to eliminate the risk of loss, theft or destruction of stock certificates; and automatic dividend reinvestment and purchase of additional common shares without a broker fee.

All of these convenient features are at no cost to you.

If you wish to participate in this Plan, a Prospectus and enrollment form may be obtained by calling F.N.B. Shareholder Relations at 724-983-4944 or 1-800-555-5455, ext. 4944.

Sincerely,

F.N.B. Corporation